Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

             This SECOND AMENDMENT TO CREDIT AGREEMENT (“Amendment”) is dated March 30, 2001, and is entered into by and among Cherokee International, LLC, a California limited liability company (“Borrower”), Heller Financial, Inc., in its capacity as Agent for the Lenders party to the Credit Agreement described below (“Agent”), and the Lenders which are signatories hereto.

             WHEREAS, Agent, Lenders and Borrower are parties to that certain Credit Agreement dated April 30, 1999 (as such agreement has from time to time been amended, supplemented or otherwise modified, the “Agreement”);

             WHEREAS, the Agreement has been amended by that certain Consent, Waiver and First Amendment to Credit Agreement (“First Amendment”), dated as of June 15, 2000 made by and among Borrower, Agent and the Lenders signatories thereto;

             WHEREAS, Borrower has pledged to Heller Financial, Inc. 65% of the capital stock it owns of Cherokee Netherlands I B.V. pursuant to that certain Deed of Pledge dated as of July 15, 2000; and

             WHEREAS, Cherokee Netherlands I B.V. has pledged to Heller Financial, Inc. 65% of the  capital stock it owns of Cherokee Netherlands II B.V. pursuant to that certain Deed of Pledge dated as of July 15, 2000; and

             WHEREAS, the parties desire to amend the Agreement as hereinafter set forth.

             NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

             1.          Definitions.  Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Agreement.

             2.          Amendment.    Subject to the conditions set forth below, the Agreement is amended as follows:

             A new subsection 8.2 (K) is hereby inserted into the Agreement to be and to read as follows:

             “(K)     Agent as Joint Creditor for Purposes of Perfecting Security Interest in Shares of Dutch Companies Only

             (a) The Loan Parties, Agent and Lenders hereby acknowledge and agree that, solely for the purpose of perfecting and realizing upon the pledged shares of Cherokee Netherlands I B.V. and Cherokee Netherlands II B.V. (collectively the "Dutch Guarantors") and without altering or otherwise impairing Agent’s rights and obligations under the Loan Documents, Agent shall be deemed the joint creditor (together with the relevant Lender) with respect to each and every Obligation, and accordingly Agent will have its own independent right to demand performance of the Obligations by the relevant Loan Party of those Obligations, provided that any discharge of any Obligation to one of Agent or the relevant Lender shall, to the same extent, discharge the corresponding Obligation owing to the other.  Nothing in this subsection 8.2(K) shall require Agent in lieu of a Lender to disburse funds to a Loan Party.

             (b) Without limiting or affecting Agent’s rights against any Loan Party (whether under this paragraph or under any other provision of the Loan Documents), Agent agrees with each other Lender (on a several and divided basis) that, subject to the following sentence, with respect to the pledged shares of Cherokee Netherlands I B.V. and Cherokee Netherlands II B.V. it will not exercise its right as a joint creditor with a Lender except with the consent of the relevant Lender.  However, for the avoidance of doubt, nothing in the previous sentence shall in any way limit Agent’s right to act in the protection or preservation of rights under or to enforce any Security Documents as contemplated by the Loan Documents, or to do any act reasonably incidental to any of the foregoing.  Any amount recovered by Agent as a result of the operation of this subsection 8.2 (K) shall be held for the benefit of each Lender, to be applied in accordance with the provisions of this Agreement.

             (c) Without limitation to any other indemnification provided for the benefit of Agent in this Agreement, the Loan Parties and the Lenders agree that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of its acting as a joint creditor as set forth in this subsection 8.2(K) shall be subject to the indemnification provisions of subsection 8.2(E).

             3.          Conditions.  The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent):

                           (a)         Borrower and the Requisite Lenders shall have executed and delivered this Amendment, and such other documents and instruments as Agent may require shall have been executed and/or delivered to Agent; and

                           (b)        No Default or Event of Default shall have occurred and be continuing;

             4.          Representations and Warranties.  To induce Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Agent and Lenders:

                           (a)         that the execution, delivery and performance of this Amendment has been duly authorized by all requisite limited liability action on the part of Borrower and that this Amendment has been duly executed and delivered by Borrower; and

                           (b)        that, except as set forth on the schedules attached hereto, each of the representations and warranties set forth in Section 5 of the Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

             5.          Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

             6.          References.  Any reference to the Agreement contained in any document, instrument or agreement executed in connection with the Agreement shall be deemed to be a reference to the Agreement as modified by this Amendment.

             7.          Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

             8.          Ratification.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement.  Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

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             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

CHEROKEE INTERNATIONAL, LLC

By:	/s/ Ian Schapiro

Name:	Ian Schapiro

Title:	Vice President

HELLER FINANCIAL, INC., as Agent and Lender

By:	/s/ Jacquelene M. Hermie

Name:	Jacquelene M. Hermie

Title:	Vice President

FLEET CAPITAL

By:	/s/ Mark D. Newlun

Name:	Mark D. Newlun

Title:	Senior Vice President

U.S. BANK

By:	/s/ Gerald F. Sorensen

Name:	Gerald F. Sorensen

Title:	Senior Vice President

KEY CORPORATE CAPITAL INC.

By:	/s/ Jay R. McKenney

Name:	Jay R. McKenney

Title:	Vice President

FINOVA CAPITAL CORPORATION

By:	/s/ Stephen Bristow

Name:	Stephen Bristow

Title:	Account Executive

CONSENT AND REAFFIRMATION

             The undersigned (“Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Second Amendment to Credit Agreement; (ii) consents to Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of Borrower to Agent and Lenders pursuant to the terms of that certain Guaranty dated April 30, 1999 (the “Guaranty”) and reaffirms that the Guaranty is and shall continue to remain in full force and effect.  Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that Agent and Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor’s acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

             IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of such Amendment.

CHEROKEE INTERNATIONAL FINANCE, INC.

By:	/s/ Ian Schapiro

Name:	Ian Schapiro

Title:	Vice President